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                            Mason Street Funds, Inc.
                      Supplement dated December 20, 2004 to
                          Prospectus dated July 9, 2004

FUND MANAGER CHANGE:

The following information supplements the information under the heading "Management of the Funds - Fund Managers" on page 28 of the Prospectus:

Gary P. Motyl and Guang Yang have been named the new co-managers of the International Equity Fund. Mr. Motyl and Dr. Yang will also co-manage the Franklin Templeton International Equity Portfolio of the Series Fund.

Mr. Motyl is Chief Investment Officer of Templeton Institutional Global Equities and President of Templeton Investment Counsel, LLC, having joined Templeton in 1981. Mr. Motyl earned a B.S. in finance from Lehigh University in Pennsylvania and an M.B.A. from Pace University in New York. He is a Chartered Financial Analyst.

Dr. Yang is a Senior Vice President of Templeton Investment Counsel, LLC, having joined Templeton in 1995. Dr. Yang earned a B.S. from the University of Science and Technology of China and an M.B.A. from the Harvard Business School. He earned a Ph.D. in neuroscience from the Australian National University. Dr. Yang is a Chartered Financial Analyst.

FUND HOLDINGS:

The following information supplements the information in the Prospectus:

A list of each Fund's ten largest portfolio holdings, and the percentage that each of these holdings represents of the Fund's total assets, as of the most recent calendar-quarter end, will generally be posted on the Funds' website (www.masonstreetfunds.com) at each Fund's page in the "Fund Information" section of the website. This information will be available on or before the 20th business day following the end of each calendar quarter and will remain on the website at least until such time as the Fund's complete holdings for the calendar quarter are filed with the SEC. The Funds may from time to time withhold posting to or remove from the website any portion of this information with respect to a Fund if it is deemed in the best interests of the Fund.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE